Exhibit 10.1



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                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT


                              ATC Healthcare, Inc.


                                January 12, 2007


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                            COMMON STOCK AND WARRANT
                            ------------------------
                               PURCHASE AGREEMENT
                               ------------------

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of January 12, 2007, is by and among ATC Healthcare, Inc., a Delaware corporation (the "Company"), and Roaring Fork Capital SBIC, L.P., a Delaware limited partnership ("Roaring Fork" or the "Purchaser").

                                    Recitals
                                    --------

         A. The Company and Roaring Fork are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

         B. Roaring Fork wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) 2,000,000 shares of Common Stock (the "Shares") and (ii) warrants, in substantially the form attached hereto as Exhibit A (the "Warrants") to acquire up to 1,000,000 shares of Common Stock (the "Warrant Shares").

         C. The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".

         The parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   DEFINITIONS

Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms have the meanings set forth below (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

         "Affiliate" shall mean with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term "control" (including the terms "controlled by" and "under common control with") shall mean having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise. Without limiting the foregoing, (i) the ownership of ten percent (10%) or more of the voting securities of a Person shall be deemed to constitute control and notwithstanding anything to the contrary herein, and (ii) neither Roaring Fork nor any of its Affiliates shall be deemed to be Affiliates of the Company by virtue of the transactions contemplated in this Agreement.



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         "Agreement"   shall  mean  this  Common  Stock  and  Warrant   Purchase
Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Board" shall mean the Board of Directors of ATC Healthcare, Inc.

         "Business" shall mean the principal business of the Company as set forth in Section 4.1(b) hereof and as such shall continue to be conducted following the purchase and sale of the Common Stock and the Warrants hereby.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Denver, Colorado are authorized or required by law to close.

         "Bylaws" shall mean the Bylaws or analogous instrument governing operations, including all amendments and supplements thereto.

         "Charter Documents" shall mean the certificate of incorporation filed with the appropriate Governmental Authorities, including all amendments and supplements thereto.

         "Closing" shall mean the closing of the purchase and sale of the Common Stock and the Warrants pursuant to this Agreement.

         "Closing Date" shall mean January 12, 2007.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean the Class A Common Stock of the Company.

         "Company" shall have the meaning assigned to such term in the introductory paragraph hereto, except as provided otherwise in this Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations of any governmental agency or authority, as from time to time in effect, promulgated thereunder.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fiscal Year" or "fiscal year" shall mean each 12-month period ending on December 31 of each year.

         "Governmental Authorities" shall mean any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.

         "IRS" shall mean the Internal Revenue Service and any governmental body or agency succeeding to the functions thereof.

         "Laws" shall mean all U.S. and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, including any judicial or

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administrative  interpretations  thereof,  and any  judicial  or  administrative orders, consents, decrees or judgments.

         "Lien" shall mean any security interest, pledge, bailment, mortgage, hypothecation, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, whether such interest is based on common law, statute or contract.

         "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Company, individually and/or taken as a whole.

          "Person" shall mean any individual, partnership, limited partnership, corporation, limited liability Company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

         "Plan" shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA), established or maintained by the Company or any member of the Controlled Group.

         "Principal Market" shall mean the American Stock Exchange.
          ----------------

         "Properties and Facilities" shall have the meaning assigned to such term in Section 4.1(r) hereof.

         "Property" shall mean, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

         "Proprietary Rights" shall mean all patents, trademarks, trade names, service marks, copyrights, inventions, production methods, licenses, formulas, know-how, trade secrets and good will related to any of the foregoing, regardless of whether such are registered with any Governmental Authorities, including applications therefor.

         "Purchase Documents" shall mean this Agreement (including all schedules attached to the Agreement), the Registration Rights Agreement, the Common Stock and the Warrants as any or all of the foregoing may be supplemented or amended from time to time.

         "Purchaser" shall have the meaning assigned to such term in the introductory paragraph hereto.

         "Registrable Securities" shall mean the Shares, the Warrant Shares and any shares issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise or other price adjustment with respect to the Common Stock.

         "Roaring Fork" shall mean Roaring Fork Capital SBIC, L.P., the Purchaser, which is managed by Roaring Fork Capital Management, LLC.

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         "SBA Compliance  Agreement" means the SBA Compliance  Agreement between the Company and Roaring Fork dated as of January 12, 2007.

         "SEC" means the U.S. Securities and Exchange Commission.
          ---

         "Securities" means the Shares, Warrants and the Warrant Shares.
          ----------

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Subsidiary" of any corporation shall mean any other corporation or limited liability company of which the outstanding capital stock possessing a majority of voting power in the election of directors (otherwise than as the result of a default) is owned or controlled by such corporation directly or indirectly through Subsidiaries.

         "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

         "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

         "Transaction Documents" shall have the meaning assigned to such term in
Section 4.1(f) hereof.

         "Transactions" shall mean the purchase of the Shares and the Warrants as contemplated by this Agreement, and all other agreements contemplated hereby and thereby.

Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP").

Other Definitional Provisions; Construction. Whenever the context so requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not in any particular provision of this agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. References in this Agreement to any Persons shall include such Persons' successors and permitted assigns.

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                   ISSUE AND SALE OF COMMON STOCK AND WARRANTS

Authorization and Issuance of the Shares and Warrants. The Company has duly authorized the offering of the Shares and Warrants to Roaring Fork.

Purchase Price. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Company shall sell to Roaring Fork for $600,000 invested in the Company (the "Purchase Price"), and Roaring Fork shall purchase from the Company, the Shares and the Warrants. Roaring Fork and the Company agree that the Shares and the Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Code. On or before the Closing Date, Roaring Fork shall notify the Company of its determination of the allocation of the issue price of such investment unit between the Shares and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h), and neither Roaring Fork nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

The Closing. Delivery of and payment for the Shares and the Warrants to be sold to Roaring Fork will be made on the Closing Date at such place and date as may be mutually agreeable to the Company and Roaring Fork. Delivery of the Shares and Warrants shall be made to Roaring Fork against payment of the $600,000, by check or by wire transfer of immediately available funds in the manner agreed to by the Company and Roaring Fork. The Shares and the Warrants shall be issued in the name of Roaring Fork.

                                   CONDITIONS

Conditions to Purchase of Securities. The obligation of Roaring Fork to purchase and pay for the Shares and Warrants is subject to the satisfaction, prior to or at the Closing, of the following conditions at the time of its purchase:

          (i) Representations and Warranties True. The representations and warranties contained in Article 4 hereof shall be true and correct in all material respects at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          (j) Material Adverse Change. Except as described in the SEC Reports, there will have been no material adverse change in the business of the Company since September 30, 2006.

          (k) Closing Documents. The Company shall have delivered or ordered to be delivered to the Purchaser all of the following documents in form and substance satisfactory to the Purchaser:

the certificate for the Shares, duly completed and executed by the Company;

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the Warrants, duly completed and executed by the Company;

the Registration Rights Agreement, duly completed and executed by the Company;

the Amendments to the Certificate of Designation of the Series C Preferred Stock and the warrants issued to Roaring Fork in connection with the purchase and sale of the Series C Preferred Stock changing the conversion price of the Series C Preferred Stock to $.40 and the exercise price of the warrants to $.45, respectively.

a copy of the Charter Documents and Bylaws of the Company certified by the Secretary or Assistant Secretary of the Company as of the Closing Date;

copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance by the Company of this Agreement and each of the other agreements, instruments and documents contemplated hereby to which the Company is a party, and the consummation of all of the other Transactions, certified as of each Closing Date by the president or secretary of the Company;

a certificate dated as of the Closing Date from the President and Secretary, as officers of the Company, stating that the conditions specified in this Section
3.1 have been fully satisfied or waived by Roaring Fork with respect to its purchase;

the SBA Compliance Agreement, duly completed and executed by the Company; and

such other documents relating to the Transactions contemplated by this Agreement that Roaring Fork may reasonably request.

          (l) Proceedings. All proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to Roaring Fork.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Representations and Warranties of the Company. Unless the context requires otherwise, all references to the "Company" shall include each of the Company's Subsidiaries, unless the context requires otherwise. As a material inducement to Roaring Fork to enter into this Agreement and purchase the Shares and the Warrants, the Company hereby represents and warrants to Roaring Fork as follows:

          (m) Organization and Power. The Company is duly organized, validly existing and in good standing under the laws of its state of organization. The Company has all requisite corporate or other organizational power and authority and all material licenses, permits, approvals and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the Transactions, and is

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          qualified to do business in every jurisdiction where the failure to so qualify  might  reasonably  be  expected  to have a  Material  Adverse
          Effect. The Company has its principal place of business in Lake Success, New York. The copies of the Charter Documents and Bylaws of the Company that have been furnished to Roaring Fork reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          (n) Principal Business. The Company is primarily engaged in providing medical supplemental staffing services (the "Business").

          (o) SEC Reports; Financial Statements. Except as set forth on Schedule 4.1(c), the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to
          Section 13(a) or 15(d) thereof reports filed on Form 10-K, Form 10-Q, and Form 8-K, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Attached as Schedule 4.1(c) is a list of any SEC Reports not available on the EDGAR system. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. No other information provided by or on behalf of the Company to Roaring Fork which is not included in the SEC Reports, including in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made not misleading.

          (p) Capitalization and Related Matters. As of the Closing Date and immediately thereafter, the authorized capital stock of the Company and the shares of stock that are issued, outstanding and reserved for issuance upon conversion of notes, exercise of warrants and Options and exercise of the Warrants hereunder (after giving effect to


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               anti-dilution  adjustments)  are as set forth on Schedule  4.1(d)
               hereto. As of the Closing Date, the Company will not have outstanding any capital stock or securities convertible or exchangeable for any shares of its capital stock except as set forth in Schedule 4.1(d), and will not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock, except as set forth in Schedule 4.1(d). As of the Closing Date, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except as set forth herein and the Charter Documents, respectively, as in effect on the date hereof. As of the Closing, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable. Except as set forth on the
               Schedule   4.1(d),   there  are  no  statutory   or   contractual
               stockholders' preemptive rights or notices with respect to the issuance of the Shares and Warrants hereunder. Subject to and based on the accuracy of all representations made by Roaring Fork in this Offering, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Shares and Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws.

               (q) Subsidiaries. Except as set forth on Schedule 4.1(e), the Company does not own, or hold any rights to acquire, any shares of stock or any other security or interest in any other Person. The Company has no Subsidiaries except as set forth on Schedule 4.1(e).

               (r) Authorization; No Breach. The execution, delivery and performance of the Purchase Documents, and the SBA Compliance Agreement (collectively, the "Transaction Documents"), and the consummation of the Transactions have been duly authorized by the Company. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, Warrants and Warrant Shares in accordance with the terms hereof and thereof. Except as set forth in Section 4.1(f), no further filing, consent, or authorization is required by the Company, its Board of Directors, or its stockholders. Except as set forth on
               Schedule 4.1(f), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of any certificates or articles of incorporation, articles of formation, certificates or articles of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which would with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market, applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or effective.

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               (s) Enforceability.  This Agreement constitutes,  and each of the other Transaction Documents when duly executed and delivered by the Company will constitute, legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

               (t) No Material Adverse Change. Except as disclosed in Schedule 4.1(h), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors,
               (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) except as set forth on
               Schedule 4.1(t), the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the SEC any request for confidential treatment of information.

               (u) Litigation. Except as described in the SEC Reports, the Company has not received notice of the filing of any material actions, suits or proceedings at law or in equity or by or before any arbitrator or any Governmental Authority (collectively, "Lawsuits") now pending nor, to the best knowledge of the Company's management after due inquiry, have any material Lawsuits been threatened against or filed by or materially affecting the Company or against any of its directors or officers or Affiliates relating to the assets or rights of the Company or the Business.

               (v) Compliance with Laws. The Company is not in violation of any applicable Law in any material respect. The Company is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority. There is no investigation, enforcement action or regulatory action pending or threatened against or affecting the Company by any Governmental Authority. There is no remedial or other corrective action that the Company is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect. During the past five (5) years, none of the officers, directors or management of the Company have been arrested or convicted of any material crime nor have any of them been bankrupt or an officer or director of a bankrupt company.

               (w) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports referenced in Schedule 4.1(k), none of the officers or directors of the Company or the Principal Shareholders and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

               (x) Sarbanes-Oxley Act. The Company is in material compliance with any and all applicable material requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable material rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

               (y) Certain Fees. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares and Warrants. Except for any payments that may be due to Bathgate Capital Partners LLC, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Roaring Fork shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

               (z) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill
               (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents, or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Shares, the Warrants and the Warrant Shares and Roaring Fork's ownership of the Shares, the Warrants, and the Warrant Shares.

               (aa) Taxes. Except as set forth on Schedule 4.1(o), the Company has filed or caused to be filed all Federal, state and local tax returns that are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, including payroll taxes.

               (bb) Labor and Employment. The Company is and each of its Plans are in compliance in all material respects with those provisions of ERISA, the Code, the Age Discrimination in Employment Act, and the regulations and published interpretations thereunder which are applicable to the Company or any such Plan. The Company is in compliance in all material respects with all labor and employment laws, rules, regulations and requirements of all applicable domestic and foreign jurisdictions. There are no pending or threatened labor disputes, work stoppages or strikes.

               (cc)  Properties;  Security  Interests.  Except  as set  forth in
               Schedule 4.1(q), the Company has good and marketable title to, or valid leasehold interests in, all of the material assets and properties used or useful by the Company in the Business
               (collectively, the "Properties and Facilities"). All of the Properties and Facilities are in good repair, working order and condition and all such assets and properties are, except as set forth in the SEC Reports. The Properties and Facilities constitute all of the material assets, properties and rights of any type used in or necessary for the conduct of the Business.

               (dd) Intellectual Property. The Company has good title and ownership of, or has sufficient rights to, all trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes and patents, including without limitation the Proprietary Rights (collectively, the "Intellectual Property") used in or necessary for its business as now conducted or as proposed to be conducted. None of the Intellectual Property used in or necessary for the Company's business as now conducted conflicts with or infringes, nor has the Company received any written or oral communications alleging that the Company has violated or, by conducting its business, would violate, any Intellectual Property of any other Person. The transactions contemplated under this Agreement will not alter, impair or otherwise affect any rights of the Company in the Intellectual Property. The Company has taken commercially reasonable measures to protect the proprietary nature of the Intellectual Property and to maintain in confidence all trade secrets and confidential information owned or used by the Company.

There are no legal or governmental proceedings, including interference, re-examination, reissue, opposition, nullity, or cancellation proceedings pending that relate to any of the Intellectual Property, other than review of pending patent applications, and the Company is not aware of any information indicating that such proceedings are threatened or contemplated by any governmental entity or any other Person.

               (ee) Employment Agreements; Intellectual Property Agreements. The Company is not aware that any of its employees or independent contractors is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's or independent contractor's best efforts to promote the interest of the Company or that would conflict with the Company's business as now conducted or as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees and independent contractors of the Company, nor the conduct of the Company's business as now conducted, or as currently proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee or independent contractor is now obligated. It is not and will not be necessary to use any inventions of any of the Company's employees (or persons the Company currently intends to hire) made prior to their employment by the Company. Schedule 4.1(s) and the specific SEC Reports referenced therein list all material employment agreements, including non-competition agreements, confidentiality and intellectual property agreements, between the Company and its directors, officers, key employees and agents. To the knowledge of the Company, no key employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such key employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and the continued employment of the key employees does not subject the Company or Roaring Fork to any material liability to third parties.

To the knowledge of the Company, no key employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has expressed any present intention of terminating his employment with the Company

               (ff) Complete Disclosure. All factual information furnished by or on behalf of the Company to Roaring Fork for purposes of or in connection with this Agreement or the Transactions is, and all other such factual information hereafter furnished by or on behalf of the Company will be, true and accurate in all material respects on the date as of which such information is furnished and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

               (gg) Side Agreements. Neither the Company nor any Affiliate of the Company nor any director, officer or employee of the Company or any of its Affiliates has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, Company or Affiliate agreed to do anything beyond the requirements of the formal, written contracts executed by the Company and disclosed in the SEC reports.

               (hh) Product Liabilities. There are no product recalls, trade disputes, product liabilities or product tampering claims now pending, threatened against or made by or affecting the Company or any of its directors, officers or employees or the businesses, assets or rights of the Company.

               (ii) Business Plan. The business plan which the Company delivered to Roaring Fork on or about December 14, 2006, has been prepared honestly and in good faith, with reasonable basis, by management of the Company. All potential material changes that have become known to Management since December 14, 2006, with respect to the Company's business plan are listed on Schedule 4.1(h).

               (jj) Environmental Laws. Except as set forth in Schedule 4.1(x), the Company and its Subsidiaries, to their knowledge, (i) are in material compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i),
               (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

               (kk) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

               (ll) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

               (mm)  Indebtedness  and Other  Contracts.  Except as disclosed in
               Schedule 4.1(aa) or in the SEC Reports, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse

               Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 4.1(aa) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money in excess of $100,000 individually (the "Debt Threshold"), (B) all obligations in excess of the Debt Threshold issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments in excess of the Debt Threshold, (D) all obligations in excess of the Debt Threshold evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness in excess of the Debt Threshold created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations in excess of the Debt Threshold under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through
               (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in excess of the Debt Threshold in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (nn) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

               (oo) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an
               "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or

               "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               (pp) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to Roaring Fork hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

               (qq) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

               (rr) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

               (ss) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

               (tt) Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

               (uu) No Changes to Bylaws or Charter Documents. There have been no changes in the Bylaws or the charter documents for the Company and its Subsidiaries since the closing of the Series C Preferred Stock.

Survival of Company Representations and Warranties. All representations and warranties contained in this Agreement and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement only for a period of eighteen (18) months from the date of this Agreement.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Roaring Fork hereby represents and warrants to the Company as follows:

Purchase Entirely for Its Own Account. This Agreement is made with Roaring Fork in reliance upon its representation to the Company that the Shares and the Warrants will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with any agreement for the resale or distribution of any part thereof. Subject to the immediate preceding sentence, nothing contained herein shall be deemed a representation or warranty by Roaring Fork to hold any of the Securities for any period of time.

Disclosure of Information. Roaring Fork has had the opportunity to ask questions of, and receive answers from officers and directors of the Company, to review the SEC Reports, and to obtain additional information regarding the Company and this Offering. Neither such inquiries nor any other investigation conducted by or on behalf of Roaring Fork or its representatives or counsel shall modify, amend or affect Roaring Fork's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Purchase Documents.

Accredited and Sophisticated Investor; Investment Experience. Roaring Fork represents that it is a sophisticated investor and an "accredited investor" as defined in Rule 501 under the Securities Act. Roaring Fork also represents that it is an investor in restricted securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and Warrants and can bear the economic risk of loss of the investment in the Securities being purchased.

Restricted Securities. Roaring Fork acknowledges that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.

Legends. Unless the Shares and the Warrants have been registered under the Securities Act, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Shares and Warrants (including any Common Stock issued pursuant to exercise of the Warrants), and all certificates or instruments representing such Shares and Warrants shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

Assignment. Upon the assignment or transfer by Roaring Fork or any of its successors or assignees of all or any part of the Warrants, the term "Purchaser" as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Warrants, or portion thereof.

Survival of Purchaser Representations. All representations and warranties contained in this Agreement by Purchaser and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or on the Company's behalf.

                                    COVENANTS

Affirmative Covenants. The Company covenants that, so long as Roaring Fork owns any Shares, Warrants or Warrant Shares the Company shall:

               (vv) Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

               (ww) Furnishing of Information. Timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act, and if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Conversion Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares, Warrants and or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares or Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

               (xx) Indemnification of Investors. In addition to the indemnity provided in Article 7, indemnify and hold each Purchaser and its respective directors, officers, partners, representatives, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

               (yy) Common Stock Reserve. Maintain in reserve, at all times that the Warrants are unexercised, authorized, but unissued and unreserved, shares of Common Stock for issuance upon exercise of the Warrants.

               (zz) Use of Proceeds. Use the funds received from Roaring Fork in connection with the Transactions substantially in accordance with the "Use of Proceeds Schedule" attached hereto as Schedule 6.1(e).

               (aaa) Further Assurances. With reasonable promptness, execute and deliver to the Purchaser, from time to time, upon the reasonable request of the Purchaser, such supplemental agreements, statements, assignments and transfers, or instructions on documents as the Purchaser may request in order that the full intent of this Agreement and the other Purchase Documents may be carried into effect.

         6.2. Amendment of Note. The Company will deliver to the Purchaser within ten (10) days of the Closing, an amendment to that certain 15% Secured Convertible Subordinated Note Dated December 15, 2004 from the Company to Regina Savitsky (the "Note") that will (i) extend the maturity date of the Note to January 15, 2009, (ii) have the payee forebear on the Company's obligations to make principal payments on the Note until the maturity date, (iii) acknowledge that the conversion price is fixed at $0.38 per share, the current price under the formula in the Note, and (iv) provide for the Company's issuance to Regina Savitsky in connection with such amendment of a Warrant to Purchase 350,000 shares of Class A Common Stock at an exercise price of $0.50 per share, and which will not include any provision for anti-dilution price adjustment.

                                  MISCELLANEOUS

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (a) the Company may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder.

Modifications and Amendments. The provisions of this Agreement may be modified, waived or amended, but only by a written instrument signed by the Company and the Purchaser.

No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that the Purchaser or any holder of Warrants or Warrant Shares would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing, and shall be effective only to the extent in such writing specifically set forth.

Fees and Expenses. The Company agrees to pay Roaring Fork $15,000] at Closing as reimbursement of Roaring Fork's legal fees in connection with the preparation of the Purchase Documents and other expenses. It is understood that counsel for Roaring Fork has only rendered legal advice to Roaring Fork, and not to the Company or any other Person in connection with the transactions contemplated hereby, and that each of the Company and Roaring Fork has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Purchase Documents.

Reimbursement of Expenses-Enforcement and Collection. The Company upon demand shall pay or reimburse the Purchaser for all fees and expenses incurred or payable by the Purchaser (including, without limitation, reasonable fees and expenses of counsel for the Purchaser), from time to time arising in connection with the enforcement of this Agreement.

Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and mailed via certified mail, telecopied or delivered by guaranteed overnight parcel express service or courier to the respective parties, as follows:

                  to the Company:
                  ---------------

                  ATC Healthcare, Inc.
                  1983 Marcus Avenue
                  Lake Success, NY  11042
                  Attn:  Chief Financial Officer
                  Fax:  (516) 750-1754

                  with a copy to:

                  David J. Hirsch, Esq.
                  Keevican Weiss Bauerle & Hirsch LLC
                  11th Floor, Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburg, PA  15222
                  Fax:  (412) 355-2609

                           and

                  To Roaring Fork and its counsel at the addresses set forth
                  ----------------------------------------------------------
                  below the signature of Roaring Fork;
                  ------------------------------------
or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified mail, three (3) Business Days after the date sent; or in the case of telecopy, when received.

Survival. All representations, warranties, covenants and agreements of the Company contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement, the Closing and the purchase and delivery of the Common Stock and Warrants.

Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to conflict of laws principles. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Colorado, County of Arapahoe, and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance under the Purchase Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Adjustment Provisions. The Company has represented to Roaring Fork that it plans to raise between $900,000 and $1,900,000 in additional funds in a private offering to be completed no later than May 31, 2007 on terms no more favorable than those made to Roaring Fork pursuant to the Purchase Documents. If the Company does not raise at least $900,000 by May 31, 2007 either through such a private offering or through a mezzanine debt arrangement involving a note with a minimum term of two years or more that includes a warrant, then the Company shall, for no additional consideration, issue an additional 1,000,000 shares of Common Stock to Roaring Fork and the exercise price of the Warrants shall be reduced to $.30 and the Warrant Shares shall be increased by 500,000 shares. If the Company enters into a subsequent placement involving an equity issuance from and after the date hereof until September 30, 2007 and any of the terms of such subsequent placement are more beneficial to the investors than those provided in this Agreement or in any of the other Transaction Documents, the relevant Transaction Document(s) shall be, without any further action by Roaring Fork or the Company, deemed amended and modified in an economically and legally equivalent manner such that Roaring Fork shall receive the benefit of the more favorable terms of such subsequent placement. The Company hereby agrees, at its expense, to take such other actions (such as entering into amendments to this

Agreement or any other Transaction Document) as Roaring Fork may reasonably request to further effectuate the foregoing.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

Headings. Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Counterparts. This Agreement may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

Integration. This Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

      [remainder of page intentionally left blank; signature page follows]

                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  COMPANY:

                                  ATC Healthcare, Inc., a Delaware corporation

                                  By: /s/ David Savitsky
                                     -----------------------------------------

                                  Name: David Savitsky

                                  Title: Chief Executive Officer

                                  PURCHASER:

                                  ROARING FORK CAPITAL SBIC, L.P.,
                                  a Delaware limited partnership

                                  By: Roaring Fork Capital Management, LLC, its general partner

                                           By: /s/ G. Michael Machens
                                               -------------------------------
                                           Name:    G. Michael Machens

                                           Title:   Manager

                                  Purchase Price:  $600,000
                                  -------------------------

                                  Address for Notices to:
                                  Roaring Fork Capital SBIC, L.P.
                                  5350 S. Roslyn St., Ste. 380
                                  Greenwood Village, CO 80111
                                  Fax: (303) 694-1181

                                  With a copy to its counsel:
                                  Patton Boggs, LLP
                                  1660 Lincoln Street, Suite 1900
                                  Denver, Colorado  80264
                                  Attn:  Robert M. Bearman, Esq.
                                  Fax:  (303) 894-9239